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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): MAY 24, 2004



               WEATHERFORD INTERNATIONAL, INC. 401(k) SAVINGS PLAN (Exact name of registrant as specified in charter)


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
         BERMUDA                    1-31339                          98-0371344
(State of Incorporation)      (Commission File No.)      (I.R.S. Employer Identification No.)
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       515 POST OAK BOULEVARD
              SUITE 600
           HOUSTON, TEXAS                                   77027
(Address of Principal Executive Offices)                  (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000

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                                     PAGE 1

                         EXHIBIT INDEX APPEARS ON PAGE 4
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On May 24, 2004, the Registrant dismissed KPMG LLP ("KPMG") as the Weatherford International, Inc. 401(k) Savings Plan's ("the Plan") independent accountants. The Plan has engaged Ernst & Young LLP ("Ernst & Young") as its new independent accountants effective immediately. Ernst & Young's engagement had been previously approved by Weatherford International Ltd.'s Audit Committee. Their engagement and KPMG's dismissal became effective upon the Securities and Exchange Commission's approval of Ernst & Young accepting the engagement.

(b) KPMG's report on the Plan's financial statements for the year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

(c) During the year ended December 31, 2002, and the subsequent interim period through the date hereof, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused the former accountant to make reference to the subject matter of the disagreement(s) in connection with its report on the Plan's financial statements.

(d) During the year ended December 31, 2002, and the subsequent interim period through the date hereof, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v)(A) - (D) of Regulation S-K.

(e) Effective May 24, 2004, the Plan engaged Ernst & Young as its independent accountants. During the two years ended December 31, 2002, and the subsequent interim period through the date hereof, neither the Plan nor anyone on its behalf consulted Ernst & Young regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's consolidated financial statements or any other matters or reportable events as set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K, nor has Ernst & Young provided to the Plan a written report or oral advice regarding such principles or audit opinion.

(f) The Plan has requested that KMPG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from KPMG dated May 25, 2004 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (a)   Exhibits

       16.1  Letter from KPMG LLP, dated May 25, 2004, pursuant to
             Item 304(a)(3) of Regulation S-K.

                                     Page 2
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WEATHERFORD INTERNATIONAL LTD.


Dated: May 28, 2004                      /s/ Lisa W. Rodriguez
                                    ---------------------------------
                                            Lisa W. Rodriguez
                                         Senior Vice President and
                                          Chief Financial Officer

                                     Page 3
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                                INDEX TO EXHIBITS

      Number
      Exhibit                      Description
      -------                      -----------

       16.1         Letter from KPMG LLP, dated May 25, 2004, pursuant to
                    Item 304(a)(3) of Regulation S-K.